Part B Final Data: Effect of Delayed Dosing on Feeling High

Time Course of VAS Feeling High – Delayed Dosing of ANEB-001 at 1 hr after THC

Pooled Cohorts (3 and 5) – 21 mg or 30 mg THC and 10 mg ANEB-001/PBO

p=<0.0001



THC 21/30 mg + PBO (N=10)
THC 21/30 mg + ANEB-001 10 mg (1 hr) (N=19)
VAS Feeling High log(mm)
2.0
1.5
1.0
0.5
0.0
N=7
N=8
N=9
-2
0
2
4
6
8
Time (hours)

Delayed dosing of ANEB-001 rapidly reversed feeling high

Data are Mean (SD) ↓ THC Dosed ↓ ANEB-001/PBO Dosed

Part B Final Data: Effect of Delayed Dosing on Alertness

Time Course of VAS Alertness – Delayed Dosing of ANEB-001 at 1 hr after THC

Pooled Cohorts (3 and 5) – 21 mg or 30 mg THC and 10 mg ANEB-001/PBO

p=0.0024


THC 21/30 mg + PBO (N=10)
THC 21/30 mg + ANEB-001 10 mg (1 hr) (N=19)
70
60
50
40
30
20
VAS Alertness (mm)
N=7
N=8
N=9
-2
0
2
4
6
8
Time (hours)

Delayed dosing of ANEB-001 rapidly improved alertness

Data are Mean (SD) THC Dosed ANEB-001/PBO Dosed

Part B Final Data: Effect of Delayed Dosing on Body Sway

Time Course of Body Sway – Delayed Dosing of ANEB-001 at 1 hr after THC

Pooled Cohorts (3 and 5) – 21 mg or 30 mg THC and 10 mg ANEB-001/PBO

p=0.0014



THC 21/30 mg + PBO (N=10)
THC 21/30 mg + ANEB-001 10 mg (1 hr) (N=19)
Body Sway (mm)
800
600
400
200
0
N=6
N=7
N=8
N=6
N=9
-2
0
2
4
6
8
Time (hours)

Delayed dosing of ANEB-001 rapidly reduced body sway

Data are Mean (SD) THC Dosed ANEB-001/PBO Dosed

Part B Final Data: Effect of Delayed Dosing on Heart Rate

Time Course of Heart Rate – Delayed Dosing of ANEB-001 at 1 hr after THC

Pooled Cohorts (3 and 5) – 21 mg or 30 mg THC and 10 mg ANEB-001/PBO

p=0.0125



THC 21/30 mg + PBO (N=10)
THC 21/30 mg + ANEB-001 10 mg (1 hr) (N=19)
Heart Rate (bpm)
120
110
100
90
80
70
60
50
40
-14
0
2
4
6
8
24
Time (hours)

Delayed dosing of ANEB-001 reduced heart rate change

Data are Mean (SD) THC Dosed ANEB-001/PBO Dosed

ANEBULO